SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C.  20549


                             FORM 8-K
                          Current Report


                PURSUANT TO SECTION 13 OR 15(d) OF
                THE SECURITIES EXCHANGE ACT OF 1934


                  Date of Report: December 31, 1996
                  (Date of earliest event reported)


                     Commission File Number 0-1125


                    MADISON GAS AND ELECTRIC COMPANY
          (Exact name of registrant as specified in its charter)


                 Wisconsin                           39-0444025
       (State or other jurisdiction of            (IRS Employer
       incorporation or organization)            Identification No.)


             133 South Blair Street, Madison, Wisconsin 53703
           (Address of principal executive offices and ZIP code)


                                (608) 252-7000
            (Registrant's telephone number including area code)

Item 5      Other Events

            On December 31, 1996, Madison Gas and Electric Company issued a press release (a copy of which is attached as Exhibit 99 to this Current Report on Form 8-K) announcing that its fourth-quarter and year-end earnings will be negatively impacted by several factors.

Exhibit     Description

  99        Additional Exhibits

            Madison Gas and Electric Company's press release dated December 31, 1996.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 MADISON GAS AND ELECTRIC COMPANY
                                 (Registrant)

Date:  December 31, 1996         /s/ David C. Mebane
                                 David C. Mebane
                                 Chairman, President and Chief Executive
                                 Officer
                                 (Duly Authorized Officer)


Date:  December 31, 1996         /s/ Joseph T. Krzos
                                 Joseph T. Krzos
                                 Vice President - Finance
                                 (Chief Financial and Accounting
                                 Officer)